UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 27, 2003

O’Sullivan Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28493	43-1659062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Gulf Street, Lamar, Missouri		64759-1899
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (417) 682-3322

Item 7(c).              Exhibits

Exhibit 99	Press Release of O'Sullivan Industries Holdings, Inc. dated October 27, 2003, reporting O'Sullivan's financial results for the the first quarter of fiscal year June 30, 2004.

Item 9.                 Regulation FD Disclosure; and

Item 12.               Results of Operations and Financial Condition.

        On October 27, 2003, O’Sullivan issued a press release announcing its financial results for the first quarter of fiscal year June 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

Date: October 27, 2003	/s/ Richard D. Davidson
Richard D. Davidson President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99	Press Release dated October 27, 2003 of O'Sullivan Industries, Inc. reporting O'Sullivan's financial results for the first quarter of fiscal year June 30, 2004.